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Exhibit 10.35

                FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

         This FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this "AMENDMENT"), dated as of May 24, 2007, is entered into by and among PACIFIC ENERGY RESOURCES LTD., a Delaware corporation ("COMPANY"), certain Subsidiaries of Company, as Guarantors, the Lenders party hereto, and J. ARON & COMPANY, as Administrative Agent for such Lenders (in such capacity, "ADMINISTRATIVE AGENT").

                                R E C I T A L S:

         WHEREAS, Company, Guarantors, Administrative Agent and Lenders entered into that certain Credit and Guaranty Agreement dated as of November 30, 2006 (as amended or supplemented to the date hereof, the "ORIGINAL AGREEMENT"), for the purpose and consideration therein expressed, whereby Lenders became obligated to make senior secured term loans to Company as therein provided; and

         WHEREAS, Company, Guarantors, Administrative Agent and Lenders desire to amend the Original Agreement as set forth herein; and

         NOW, THEREFORE, in consideration of the premises and the mutual covenants, consents, waivers, and agreements contained herein and in the Original Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

SECTION 1 DEFINITIONS AND REFERENCES

         1.1. TERMS DEFINED IN THE ORIGINAL AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Credit Agreement shall have the same meanings whenever used in this Amendment.

         1.2. OTHER DEFINED TERMS. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

                  "AMENDMENT" means this First Amendment to Credit Agreement.

                  "AMENDMENT DOCUMENTS" means this Amendment and all other Transaction Documents executed and delivered in connection herewith.

                  "ASSET SALES AGREEMENT" means that certain Asset Sales Agreement dated of even date herewith between Seller and Company.

                  "CREDIT AGREEMENT" means the Original Agreement as amended by this Amendment.


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                  "DEPOSITS" means, collectively, (a) the "Performance Deposit"
         as defined and described in the Asset Sales Agreement, and (b) the "Deposit" as defined and described in the Membership Purchase Agreement.

                  "FAH" means Forest Alaska Holding, LLC, a Delaware limited liability company.

                  "MEMBERSHIP PURCHASE AGREEMENT" means that certain Membership Interest Purchase Agreement dated of even date herewith among Company, Forest Alaska Operating LLC, a Delaware limited liability company, FAH, and Seller.

                  "PURCHASE AGREEMENTS" means the Asset Sales Agreement and the Membership Purchase Agreement.

                  "SELLER" means Forest Oil Corporation, a New York corporation.

SECTION 2 AMENDMENTS TO ORIGINAL AGREEMENT

         2.1. MINIMUM ADDITIONAL EQUITY. Section 5 of the Original Agreement is hereby amended to add Section 5.30 thereto immediately following Section 5.29 thereof to read as follows:

         5.30 MINIMUM ADDITIONAL EQUITY. On or prior to June 29, 2007, Company will receive cash proceeds (net of all fees, expenses, commissions, discounts and all other transaction costs incurred in connection therewith) in an amount at least equal to $22,000,000 from the sale of additional shares for a minimum sales price of CAD$2.30 per share since May 23, 2007 of its Capital Stock and on terms reasonably satisfactory to Required Lenders in all respects. Company will use the proceeds of such Capital Stock solely (a) to fund the Approved Plan of Development, and (b) for working capital purposes.

         2.2. EVENTS OF DEFAULT. Subsection (d) of Section 8.1 of the Original Agreement is hereby amended to read as follows:

                  (d) Any Credit Party fails to duly observe, perform or comply with any covenant, agreement or provision of Section 2.4, 2.19, 5.4, 5.22, 5.28, 5.29(d), 5.30, or any part of Section 6;

SECTION 3 LIMITED CONSENT

         Company has requested that Administrative Agent and Lenders consent to Company using up to the aggregate amount of $7,500,000 of its cash for the Deposits and the fees and expenses associated with the transactions contemplated by the Purchase Agreements (the "PSA CASH EXPENDITURES"). Company hereby represents and warrants to Administrative Agent and Lenders that the sole remedy of FAH and/or Seller under the Purchase Agreements for any breach or failure to perform thereunder by Company is the retention by Seller of the $1,000,000 Deposit (plus accrued interest) to be made under the Asset Sales Agreement and

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by FAH of the $4,200,000 Deposit (plus accrued interest) to be made under the
Membership Purchase Agreement. Accordingly, subject to the conditions and limitations set forth herein, and the agreements of Company contained herein, Administrative Agent and Lenders hereby consent to the PSA Cash Expenditures; provided that such consent shall be expressly limited to the PSA Cash Expenditures and shall specifically not be construed as a consent to the consummation by Company of the transactions contemplated by the Purchase Agreements. Company hereby agrees that it will not, directly or indirectly, enter into any amendment, supplement, or modification to either Purchase Agreement that (a) increases the amount of the deposit thereunder, (b) amends the provisions therein that set forth the conditions under which Seller is entitled to retain the applicable deposit thereunder, or (c) provides Seller with any remedy for Company's breach or failure to perform thereunder other than its right to retain the applicable Deposit.

SECTION 4 CONDITIONS OF EFFECTIVENESS

         4.1. EFFECTIVE DATE. The effectiveness of this Amendment as of the date first above is subject to the satisfaction, or waiver in accordance with Section
10.5 of the Credit Agreement, of the following conditions:

                  (a) AMENDMENT DOCUMENTS. Administrative Agent shall have received counterparts of each Amendment Document originally executed and delivered by each applicable Credit Party and in such numbers as Administrative Agent or its counsel may reasonably request.

                  (b) OTHER DOCUMENTATION. Administrative Agent shall have received all documents and instruments which Administrative Agent has then reasonably requested, in addition to those described in this Section 4.1. All such additional documents and instruments shall be reasonably satisfactory to Administrative Agent in form, substance and date.

                  (c) NO DEFAULT. No event shall have occurred and be continuing that would constitute an Event of Default or a Default.

SECTION 5 REPRESENTATIONS AND WARRANTIES

         5.1. REPRESENTATIONS AND WARRANTIES OF COMPANY. In order to induce Administrative Agent and each Lender to enter into this Amendment, each Credit Party represents and warrants to Administrative Agent and each Lender that:

                  (a) The representations and warranties contained in Section 4 of the Original Agreement and the representations and warranties set forth in this Amendment are true and correct at and as of the time of the effectiveness hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

                  (b) Each Credit Party has duly taken all company action necessary to authorize the execution and delivery by it of the Amendment Documents to which it is a party and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations


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thereunder. Company is duly authorized to borrow funds under the Credit
Agreement.

                  (c) The execution and delivery by the various Credit Parties of this Amendment and each of the other Amendment Documents, the performance by each of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby do not and will not (i) conflict with any provision of (A) any Law, (B) the Organizational Documents of any Credit Party, or (C) any agreement, judgment, license, order or permit applicable to or binding upon any Credit Party, (ii) result in the acceleration of any Indebtedness owed by any Credit Party, or (iii) result in or require the creation of any Lien upon any assets or properties of any Credit Party except as expressly contemplated in the Transaction Documents. Except as expressly contemplated in the Transaction Documents no consent, approval, authorization or order of, and no notice to or filing with, any Governmental Authority or third party is required in connection with the execution, delivery or performance by any Credit Party of any Amendment Document or to consummate any transactions contemplated by the Amendment Documents.

                  (d) This Agreement and the other Amendment Documents are legal, valid and binding obligations of each Credit Party which is a party hereto or thereto, enforceable in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors' rights and by general principles of equity.

                  (e) The audited annual Consolidated financial statements of Company dated as of December 31, 2006 and the unaudited quarterly Consolidated financial statements of Company dated as of March 31, 2007 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for Company. Copies of such financial statements have heretofore been delivered to each Lender. Since such dates no Material Adverse Effect has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of Company.

SECTION 6 MISCELLANEOUS

         6.1. RATIFICATION;NO WAIVER. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The Transaction Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Transaction Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement, the Notes, or any other Transaction Document nor constitute a waiver of any provision of the Credit Agreement, the Notes, or any other Transaction Document. In particular, and without limitation, each Guarantor ratifies and confirms its obligations under Section 7 of the Credit


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Agreement and agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other Amendment Documents.

         6.2. SURVIVAL OF AGREEMENTS. All representations, warranties, covenants and agreements of the Credit Parties herein shall survive the execution and delivery of this Amendment and the other Amendment Documents and the performance hereof and thereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Credit Party hereunder or under the Credit Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Company under this Amendment and under the Credit Agreement.

         6.3. REVIEWED BY ATTORNEYS. Each Credit Party represents and warrants to Administrative Agent and each Lender that it (a) understands fully the terms of this Amendment and the other Amendment Documents and the consequences of the execution and delivery hereof and thereof, (b) has been afforded an opportunity to have this Amendment and the other Amendment Documents reviewed by, and to discuss this Amendment and the other Amendment Documents with, such attorneys and other persons as Company may wish, and (c) has entered into this Amendment and the other Amendment Documents of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Amendment nor the other Amendment Documents shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Amendment and the other Amendment Documents.

         6.4. TRANSACTION DOCUMENTS. This Amendment and the other Amendment Documents are each a Transaction Document, and all provisions in the Credit Agreement pertaining to Transaction Documents apply hereto and thereto.

         6.5. SEVERABILITY. In case any provision in or obligation hereunder or any shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         6.6. HEADINGS. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

         6.7. APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

         6.8. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

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         THIS AMENDMENT AND THE OTHER TRANSACTION DOCUMENTS REPRESENT THE FINAL
AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                       PACIFIC ENERGY RESOURCES LTD.


                                       By:  /s/ Darren Katic
                                            ------------------------------------
                                            Darren Katic
                                            President



                                       PETROCAL ACQUISITION CORP.


                                       By:  /s/ Darren Katic
                                            ------------------------------------
                                            Darren Katic
                                            President


                                       J. ARON & COMPANY,
                                       as Lead Arranger, Syndication Agent,
                                       Administrative Agent and a Lender


                                       By:  /S/ Susan Rudov
                                            ------------------------------------
                                            Authorized Signatory


                                       SPF CDO I, LTD.,
                                       as a Lender



                                       By:  /s/ Edward A. Mule
                                            ------------------------------------
                                            Name:  Edward A. Mule
                                            Title: Authorized Signatory

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                                       FIELD POINT I, LTD.,
                                       as a Lender



                                       By:  /s/ Edward A Mule
                                            ------------------------------------
                                            Name:  Edward A Mule
                                            Title: Authorized Signatory









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